                                      EXHIBIT A

                                   REGENCY BANCORP
                                DEFERRED FEE AGREEMENT

    THIS AGREEMENT is made as of the ____________ day of ___________, 19__, by and between Regency Bancorp (the "Company"), and ___________ (the "Director").

    To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

                                      AGREEMENT

    The Director and the Company agree as follows:

                                      ARTICLE 1

                                     DEFINITIONS

    1.1 DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1.1 "CHANGE OF CONTROL" means (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Employer or any stock exchange on which the Employer's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Employer in which the Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Employer, reflected in the most recent balance sheet of the Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) becomes the beneficial owner, directly or indirectly, of securities of the Employer representing twenty-five percent (25%) or more of the combined voting power of the Employer's then outstanding securities; or
(v) a situation where, in any one-year period, individuals who at the beginning of such period constitute the Board of Directors of the Employer cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Employer's shareholders, of each new director is approved by a vote of at least three-quarters (3/4) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "change of control" for purposes of this Agreement if the event which would otherwise come within the meaning of the term "change of control" involves the Employer's Employee Stock Ownership Plan (the "ESOP") and the ESOP is the party which acquires "control" or is the principal participant in the transaction constituting a "change in control," as described above.

         1.1.2 "CODE" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.1.3 "DISABILITY" means, if the Director is covered by a Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

         1.1.4 "DISTRIBUTION DATE" means the earlier of five (5) years after the date of this Agreement or the Normal Termination Date as defined below.

         1.1.5 "DEFERRAL PERIOD" means the period of time beginning with the date of this Agreement and ending with the earlier of the Distribution Date or the Director's Termination of Service.

         1.1.6 "BENEFIT PERIOD" means the period of time beginning with the earlier of the Distribution Date or the Director's Termination of Service and ending with payment in full of the Director's Deferral Account balance.

         1.1.7       "ELECTION FORM" means the Form attached as Exhibit A.

         1.1.8 "FEES" means the total directors fees payable to the Director.

         1.1.9 "NORMAL TERMINATION DATE" means the Director attaining age seventy (70) years.

         1.1.10 "TERMINATION OF SERVICE" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

                                      ARTICLE 2

                                  DEFERRAL ELECTION

    2.1 INITIAL ELECTION. The Director has made an initial deferral election under this Agreement, as set forth in the Election Form attached hereto as Exhibit A. The Election Form shall set forth the amount of Fees to be deferred and the form of benefit payment. The Election Form shall be effective to defer only Fees earned after the date as of which the Election Form is received by the Company.

    2.2  ELECTION CHANGES.

         2.2.1 GENERALLY. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company and obtaining written approval of the Board of Directors of the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company. The Director may not change the form of benefit payment initially elected under
Section 2.1 without the written approval of the Board of Directors of the Company.

         2.2.2 HARDSHIP. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company may reduce and/or cease future deferrals under this Agreement.


                                      ARTICLE 3

                                   DEFERRAL ACCOUNT

    3.1 ESTABLISHING AND CREDITING. The Company shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

         3.1.1 DEFERRALS. The Fees deferred by the Director on the first day of the month following the month in which the Fees were earned.

         3.1.2 INTEREST. On the last day of each calendar month during the Deferral Period only, and immediately prior to the payment of any benefits, the Deferral Account will be credited with interest earned during that month. The applicable interest rate shall be eight percent (8%) per annum through December 31, 1994, and, thereafter, at the rate determined by the Company's Board of Directors, in its sole discretion. Interest earned will be calculated by taking the applicable rate of interest multiplied by the principal balance on the last day of each month, divided by 365 days, multiplied by the number of days in the month. At the end of each calendar year, the interest earned during the year will be posted to the account and only then become principal and entitled to future interest.

    3.2 STATEMENT OF ACCOUNTS. The Company shall provide to the Director at each regularly scheduled Board of Directors meeting, a monthly statement setting forth the Deferral Account balance.

    3.3 ACCOUNTING DEVICE ONLY. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to the anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director or Director's creditors.



                                      ARTICLE 4

                                  LIFETIME BENEFITS

    4.1 NORMAL TERMINATION BENEFIT. Upon the earlier of the Director's Termination of Service at the Normal Termination Date or the Distribution Date, the Company shall pay to the Director the benefit described in this Section 4.1.

         4.1.1 AMOUNT OF BENEFIT. The benefit under this Section 4.1 is the Deferral Account balance at the earlier of the Director's Termination of Service on the Normal Termination Date or the Distribution Date.

         4.1.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form.

    4.2 EARLY TERMINATION BENEFIT. If the Director terminates service as a director before the earlier of the Normal Termination Date or the Distribution Date and for reasons other than death or Disability, the Company shall pay to the Director the benefit described in this Section 4.2.

         4.2.1 AMOUNT OF BENEFIT. The benefit under this Section 4.2.1 is the Deferral Account balance.

         4.2.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form.

    4.3 DISABILITY BENEFIT. If the Director terminates service as a director for Disability prior to the earlier of the Distribution Date or the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.

         4.3.1 AMOUNT OF BENEFIT. The benefit under this Section 4.3 is the Deferral Account balance at the Director's Termination of Service.

         4.3.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form.

    4.4 CHANGE OF CONTROL BENEFIT. Upon a Change of Control while the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

         4.4.1 AMOUNT OF BENEFIT. The benefit under this Section 4.4 is the Deferral Account balance at the date of the Director's Termination of Service.

         4.4.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the Director in a single lump sum within thirty (30) days' of the date a change of control, as defined in Section 1.1.1, occurs.

    4.5 HARDSHIP DISTRIBUTION. Upon the Company's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.


                                      ARTICLE 5

                                    DEATH BENEFITS

    5.1  DEATH DURING DEFERRAL PERIOD.  If the Director dies during the
Deferral Period, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1.

         5.1.1 AMOUNT OF BENEFIT. The benefit under Section 5.1 shall be equal to the amount which has been deferred by the Director as of the date of the Director's death, reduced by any distributions previously made to said Director prior to his death.

         5.1.2 PAYMENT OF BENEFIT. The Company shall pay the benefit to the beneficiary in one hundred twenty (120) equal monthly installments commencing on the first day of the month following the Director's Death.

    5.2 DEATH DURING BENEFIT PERIOD. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                      ARTICLE 6

                                    BENEFICIARIES

    6.1 BENEFICIARY DESIGNATIONS. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

    6.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.


                                      ARTICLE 7

                             CLAIMS AND REVIEW PROCEDURES

    7.1 CLAIMS PROCEDURE. The Company shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

    7.2 REVIEW PROCEDURE. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.


                                      ARTICLE 8

                              AMENDMENTS AND TERMINATION

    The Company may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director. In no event shall this Agreement be terminated without payment to the Director of the Deferral Account balance attributable to the Director's deferrals and interest credited on such amounts.


                                      ARTICLE 9

                                    MISCELLANEOUS

    9.1 BINDING EFFECT. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

    9.2 NO GUARANTY OF EMPLOYMENT. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.

    9.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

    9.4 TAX WITHHOLDING. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

    9.5 APPLICABLE LAW. The Agreement and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

    9.6 UNFUNDED ARRANGEMENT. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

    IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR:                              COMPANY:

                                            REGENCY BANCORP


----------------------------                By
                                              ----------------------------
                                            Title
                                                 -------------------------

                                            and

                                            By
                                              ----------------------------
                                            Title
                                                 -------------------------

                                  EXHIBIT A - PAGE 1

                                          TO

                                DEFERRED FEE AGREEMENT

                                  DEFERRAL ELECTION


I elect to defer fees under my Deferred Fee Agreement with the Company, as follows:

--------------------------------------------------------------------------------
 Amount of Deferral              Frequency of Deferral  Duration
--------------------------------------------------------------------------------
 [Initial and Complete one]      [Initial One]          [Initial One]

 ___ I elect to defer ___%       ___ Beginning of Year  ___ This Year Only
 of Fees                         ___ Each fee period    ___   For five (5)
                                 ___ End of Year              years from the
 ___ I elect to defer ____                                    date of the
 of Fees                                                      Agreement

 ___ I elect not to defer Fees
--------------------------------------------------------------------------------


I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with the Company and obtaining written approval of the Board of Directors of the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

                                  EXHIBIT A - PAGE 2

                                   FORM OF BENEFIT

I elect to receive benefits under the Agreement in the following form:

[Initial One]

____  Lump sum
____  Equal monthly installments for One Hundred Twenty (120) months

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement without written approval of the Board of Directors of the Company.

                               BENEFICIARY DESIGNATION

I designate the following as beneficiary of benefits under the Deferred Fee Agreement payable following my death:

    Primary:
              ---------------------------------------------------
    Contingent:
                 ------------------------------------------------

    NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND THE EXACT DATE OF THE TRUST AGREEMENT.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.


Signature:
           -------------------

As of                   , 19
     ------------------    --

Accepted by the Company as of                , 19.
                             ---------------    --

By:
    ------------------------
Title:
       ---------------------


                                          10

                                          109